                                                                  EXHIBIT 10.50

                                                       BLACKED-OUT TEXT OMITTED
                                                         AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMITTION

                                 AMENDMENT FIVE

           To that certain Purchase Agreement dated October 22, 1992 between Federal Express Corporation and Postal Air, Inc.

This Amendment to the Purchase Agreement ("Amendment #5") is entered into by and between Federal Express Corporation ("Federal") and Kitty Hawk Air Cargo, Inc., as successor-in-interest to Postal Air, Inc., and Aircraft Leasing, Inc., an affiliate of Kitty Hawk Air Cargo, Inc. ("Buyer") and amends the Purchase Agreement dated October 22, 1992 (and as amended by Amendments One, Two, Three and Four dated November 17, 1992, February 1993, June 11, 1993 and May 10, 1994 respectively, the "Purchase Agreement") by and between Federal and Buyer. Terms capitalized herein which are not otherwise defined in this Amendment shall have the meanings set forth for such terms as provided in the Purchase Agreement unless the context clearly requires otherwise.

                                    Recitals

1. Buyer has purchased one (1) Lightweight Aircraft Kit pursuant to the Agreement, which Kit was delivered June 16, 1994;

2. Buyer and FedEx wish to amend the Agreement to provide for six (6) additional Aircraft Kits to be Delivered to Buyer between December 1, 1995 and May 31, 1999 in accordance with the terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing, and subject to the terms and conditions set forth herein, the parties agree as follows:

1. With respect to Firm Order Kits #2 through #7, Exhibit C of the Purchase Agreement shall be replaced in its entirety with the new Delivery Schedule in Attachment I to this Amendment #5.

2. With respect to Firm Order Kits #2 through #7, Exhibit D shall be replaced in its entirety with the new Attachment II to this Amendment #5.

3.      Exhibit F (Escalation Formula) shall be modified as follows:

        A.      The formula term for Pbase shall be defined as follows:

                Pbase = Base Kit Price (December 1994 dollars).

        B.      The formula term for Ppwl shall be as follows:

                Ppwl = Pratt & Whitney (PW) Commercial Parts Support Price List prices as of December 1, 1994.

        C.      The formula for CPIbase shall be modified as follows:

                CPIbase = U.S. Government Consumer Price Index for all urban areas as of December 1994.

4. Except as otherwise specified in this Amendment, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have signed this Amendment on this 29th day of September, 1995.

                                        FEDERAL EXPRESS CORPORATION
           APPROVED                     ("Federal")
       AS TO LEGAL FORM
       /s/ KHS 10/06/95                 By:    /s/ JAMES R. PARKER
       ----------------                        ----------------------
         LEGAL DEPT.                    Name:  James R. Parker
                                               ----------------------
                                        Title: Vice President
                                               ----------------------

                                        KITTY HAWK AIR CARGO, INC.
                                        ("Buyer")

                                        By:    /s/ TILMON J. REEVES
                                               ----------------------
                                        Name:  Tilmon J. Reeves
                                               ----------------------
                                        Title: President
                                               ----------------------

                                        AIRCRAFT LEASING, INC.
                                        ("Buyer")

                                        By:    /s/ R.R. WADSWORTH JR.
                                               ----------------------
                                        Name:  R.R. Wadsworth Jr.
                                               ----------------------
                                        Title: President
                                               ----------------------

                           Amendment #5 Attachment I.

                                   Exhibit C

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                   ("FedEx")

                                      and

             Kitty Hawk Air Cargo, Inc. and Aircraft Leasing, Inc.
            as successors in interest to Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992

                         AIRCRAFT KIT DELIVERY SCHEDULE

- --------------------------------------------------------------------------------

                  AIRCRAFT MODEL/                 SCHEDULED
KIT NO.           TYPE OF KIT                     DELIVERY DATE
- -------           ----------------------          ------------------------------

  2               B727-200 / Heavyweight          On or about 31-Dec-95
  3               TBD / TBD                       Between 1-Mar-95 & 31-May-96
  4               TBD / TBD                       Between 1-Jun-95 & 31-Dec-96
  5               TBD / TBD                       Between 1-Jun-95 & 31-May-98
  6               TBD / TBD                       Between 1-Jun-95 & 31-May-99
  7               TBD / TBD                       Between 1-Jun-95 & 31-May-99

Buyer shall provide FedEx with the FAA-approved flight manual pages referencing the Aircraft serial number, engine power rating, the maximum takeoff and landing weights for the Aircraft on which each Kit shall be installed, and copies of Airframe major repairs and installed supplemental type certificates, not later than Sixty (60) days prior to the delivery date established above. Buyer acknowledges its understanding that the normal FAA processing time for the Stage 3 aircraft flight manual supplement is 30-60 days and that FedEx shall not be liable for delays resulting from not receiving the above referenced information at least 60 days prior to each scheduled Kit Delivery Date.

Unless otherwise specified, Buyer shall also provide FedEx with at least 60 days notice of whether the double chamfer-cut C-1 fan blades should be delivered concurrent with Delivery of each Kit or at a later date upon 30 days notice from Buyer (i.e. to facilitate the 5 day return requirement on the removed C-1 fan blades). Unless otherwise specified, Heavyweight Kit Buyers shall also provide FedEx with at least 180 days notice of whether -15, -15A,
- -17 or -17A engines will be installed.

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

                          Amendment #5 Attachment II.

                                   Exhibit D

                                to that certain

                               Purchase Agreement

                                    between

                          Federal Express Corporation
                                   ("FedEx")

                                      and

             Kitty Hawk Air Cargo, Inc. and Aircraft Leasing, Inc.
            as successors in interest to Postal Air, Inc. ("Buyer")

                             Dated October 22, 1992

- -------------------------------------------------------------------------------

                      PURCHASE PRICE AND PAYMENT SCHEDULE


Notwithstanding anything in this Agreement to the contrary, the entire Purchase Price for any Kit must be paid not later than the Delivery Date of such Kit.

                     I. PURCHASE PRICE AND DELIVERY OF KITS

A. Firm Order Kit. The 1995 Base Purchase Price for the manufacture and delivery of six (6) Aircraft Kits shall be [BLACKOUT] per 727-100 Lightweight Kit, [BLACKOUT] 727-200 Lightweight Kit and [BLACKOUT] per 727-200 Heavyweight Kit before [BLACKOUT]. For any deliveries after December 31, 1995, the above 1995 Base Kit Price shall be adjusted according to the formula outlined in Exhibit F.

B. Option Kits. In addition to the Kits described in paragraph I.A. above, Buyer shall be granted six (6) options exercisable upon at least 180 days written notice for delivery on dates to be mutually agreed upon between June 1, 1996 and May 31, 1999, subject to availability. Option Kits shall be available only following delivery of all Firm Order Kits under the Agreement. The 1995 Base Purchase Price for Option Kits shall be as follows:

                                  727-100           727-200           727-200
                                  Light-            Light-            Heavy-
                                  weight Kit        weight Kit        weight Kit
                                  ----------        ----------        ----------
        Option Kit #1-#3          [BLACKOUT]         [BLACKOUT]        [BLACKOUT]
        Option Kit #4-#6          [BLACKOUT]         [BLACKOUT]        [BLACKOUT]

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION


        For deliveries after December 31, 1995, the above Base Purchase Price shall be adjusted according to the formula outlined in Exhibit F. All costs of meeting the Configuration Specification in Exhibit A shall be for Buyer's account.

C. Credits. FedEx shall extend to Buyer a credit of [BLACKOUT] per engine if such Engine is already installed with Pratt & Whitney double chamfer cut C-1 fan blades or is in compliance with Pratt & Whitney service bulletin 6072 (as appropriate. These credits shall only be available if specifically requested by Buyer prior to Kit Delivery.

D. Delivery of Kits: All Kits shall be delivered F.O.B. Memphis, Tennessee. With respect to Option Kits, and Firm Order Kits which do not have a specific Delivery Date, Buyer shall provide FedEx with at least 180 days written notice of the date delivery of each Kit is requested and the type of Kit being ordered. Subject to delivery position availability, FedEx shall confirm delivery position availability to Buyer in writing within five (5) Business Days of Buyer's request.

E. Transfer of Kits Between Buyer's Aircraft: Following Aircraft Kit Installation on an Aircraft, Buyer shall be permitted, upon 210 days written notice to FedEx, to purchase Transfer Kits, as available from FedEx, to allow the transfer to the Stage 3 Kit engines from such Aircraft to another Buyer-owned or operated Aircraft, subject to the payment of the following transfer fees:

        i. The 1995 Base Purchase Price of each Transfer Kit to allow transfer of a Lightweight Kit shall be [BLACKOUT].

        ii. The 1995 Base Purchase Price of each Transfer Kit to allow the transfer of a Heavyweight Kit shall be [BLACKOUT].

        The Transfer Kit Prices in this paragraph shall be escalated, as appropriate, in accordance with the formula in Exhibit F. All costs of meeting the Configuration Specification in Exhibit A shall be at Buyer's expense.

                        II. PAYMENT AND DEPOSIT SCHEDULE

A.      Deposits

        i Initial Deposits: Upon contract execution, Buyer shall pay to FedEx a non-refundable deposit of [BLACKOUT] for Firm Order Kit #2 and [BLACKOUT] per Kit for Firm Order Kits #3 through #7 as an advance payment applicable to the Purchase Price at Delivery.

                                                        BLACKED-OUT TEXT OMITTED
                                                          AND SEPARATELY FILED
                                                        WITH THE SECURITIES AND
                                                          EXCHANGE COMMISSION

        ii. Progress Payments for Firm Order Kits #3 through #7 only: At least 180 days prior to the scheduled Delivery Date of each Firm Order Kit. Buyer shall pay to FedEx a nonrefundable deposit of [BLACKOUT] as an advance payment applicable to the Purchase Price at Delivery.

        iii. Option Kits: Upon exercising each option pursuant to paragraph I.B. above, Buyer shall pay to FedEx a non-refundable deposit of [BLACKOUT] as an advance payment applicable to the Purchase Price at Delivery.

        iv. Transfer Kits: Upon ordering Transfer Kits, Buyer shall pay to FedEx a non-refundable deposit of [BLACKOUT] for each Lightweight Transfer Kit and [BLACKOUT] for each Heavyweight Transfer Kit.


B.      Payment of Balance of Purchase Price

        Upon delivery of each Kit or Transfer Kit to Buyer, Buyer shall pay FedEx the balance of the Kit price. All payments shall be made by wire transfer in immediately available U.S. funds to the account of Federal Express Corporation, account number 07701985, at Citibank N.A., New York, NY (ABA number 021000089).